Exhibit 10.1

Contract Amendment Document
March 31, 2011
To: The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Our Company (Borrower): Calgon Carbon Japan, Co., Ltd.
Address: Tokyo, Chuo Ward Takahashi 1-Cho-Me, 1-Ban, 5-Gou
Name: Representative — President Cornelius, Fubeltas, Steffens, Maria,
Majoor Address: 400 Calgon Carbon Drive, Pittsburgh, PA, 15205 [seal]
Guarantor: Calgon Carbon Corporation, Vice President, Tsuneyuki Sakai
[hw: illegible]
          On March 31, 2011, we hereby amend, as written below, the contract agreed upon with Mitsubishi Tokyo UFJ Bank, Co., Ltd., on March 31, 2010, which describes the Savings Overdraft ( or debt ), or credit line ( along with any accompanying documentation, amendment documents, applications to open Savings Overdraft Private Accounts, and so on. Henceforth, these will be referred to as [ Original Contract Documents, etc. ], and the contract itself will be referred to as the [ Original Contract Document ] ).
          In addition, excluding the parts affected by changes set forth in this contract document, each article contained within the Original Contract Documents, etc., will be fulfilled without continuing inaccuracies.
          Furthermore, over and above agreeing to this contract, the guarantor bears the responsibility for the debt along with the debtor.
Notes
1. Original Contract Type

â Please insert “O” next to the applicable Original Agreement.
Savings Overdraft ( Private Account ) Agreement Document	1
Savings Overdraft ( Private Account ) Agreement Document ( Cooperative Security added )
Special Account Overdraft Agreement Document	2
Trust Security Cooperative Security added Special Savings Overdraft Agreement Document
Special Savings Settlement Overdraft Agreement Document	3
Savings Overdraft ( Partner ) Agreement Document
Trust Security Cooperative Security added Savings Overdraft ( Partner ) Agreement Document
Savings Settlement Overdraft Agreement Document ( Used for Domestic yen spread loans )
Special Savings Overdraft Agreement Document ( Used for Domestic yen spread loans )
Private Savings and Loan Agreement Document	4
Loan Account Formula Savings Settlement Debt Agreement Document
Tokai Credit Line ( Provisional Settlement ) Contract Document
Tokai Credit Line ( Contractual Settlement ) Contract Document
Trust Security Cooperative Security added Tokai Credit Line ( Provisional Settlement ) Contract Document
Trust Security Cooperative Security added Tokai Credit Line (Contractual Settlement ) Contract Document
2. Current Maximum Amount 1,500,000,000 yen exactly
3. Details for Amendments

Please insert “O” next
to the applicable item.	Before amendment		Post amendment
Amendment of maximum amount		1,500,000,000 yen		2,000,000,000 yen

Amendment of contract (transaction) deadline	Contract deadline	March 31, 2011 (Heisei 23)	Contract deadline	April 4, 2012 (Heisei 24)  ~~March 31, 2011 ( Heisei 23 )~~

Amendment of renewal (automatic renewal) period	Renewal period	☐ -year period ☐ months	Renewal period	☐ -year period ☐ months

Change of bank account for repayment (6) 6 Includes the designated bank account and the designated account.	Name of branch		Name of branch
	Account type	Savings · Checking	Account type	Savings · Checking
	Account number		Account number
End

(Amendment Agreement (Overdraft (Exclusive · Special) Joint Use)
For Bank Use
       Form 6
The signature and seal of the guarantor are not required in the following cases (excluding the credit guarantee association guarantee):
 Reduction of the maximum amount
‚ Change of the bank account for repayment

	Seal of	Verification	Handling
	Approval	of Seal
1 Current · former Tokyo-Mitsubishi product 2 Former UFJ product 3 Former Sanwa product 4 Former Tokai product
(Document Code: 17204)
2008. 05 (Preservation: 10 years after transaction)